Subsequent Event	12 Months Ended
Jun. 30, 2026
Subsequent Event [Abstract]
SUBSEQUENT EVENT

NOTE 16 – SUBSEQUENT EVENT

On July 6, 2026, the Company’s shareholders approved a statutory reduction and reorganization of the Company’s share capital. The share capital reduction became effective on July 22, 2026, upon registration of the solvency statement and minute of reduction by the Registrar of Companies of the Cayman Islands. Pursuant to the share capital reduction, the par value of each issued and outstanding Class A ordinary share and Class B ordinary share was reduced from US$0.32 to US$0.0000001 by cancelling US$0.3199999 of paid-up capital per share. The credit arising from the reduction was transferred to a distributable reserve account that may be utilized by the Company as the Board of Directors deems fit and as permitted under applicable Cayman Islands law, including to eliminate or offset accumulated losses. Following the related reorganization of the Company’s authorized share capital, the Company’s authorized share capital was US$11,000,000, divided into 100,000,000,000,000 Class A ordinary shares and 10,000,000,000,000 Class B ordinary shares, each with a par value of US$0.0000001. No cash distributions to shareholders were made in connection with the share capital reduction.

On July 13, the Company issued 15,000 (Pre-consolidation 300,000) Class A ordinary shares accompanying pre-funded warrants of 485,000 (Pre-consolidation 9,700,000) shares to several accredited investors. The offering price for each Class A ordinary share was $8 (Pre-consolidation $0.40) and the pre-funded warrants had an exercise price of $6.6 (Pre-consolidation $0.33) per share. As of the date of this Annual Report, the investor had fully exercised the pre-funded warrants issued in this offering. On July 14, 2026, the Company received net proceeds of approximately US$3.59 million in connection with the aforementioned offering, after deducting the placement agent's fees and other offering expenses payable by the Company.

On August 2, 2026, the Company paid a $2 million cash deposit for a proposed acquisition of an online advertising company. The $2 million cash deposition will be fully refunded to the Company if the proposed acquisition is not consummated by February 1, 2027. As of the date of this annual report, the proposed acquisition remains under negotiation between the parties and the Company has not entered into any definitive agreement with respect to such proposed acquisition.

On August 14, 2026, the Company effected a reverse stock split at a ratio of 20-to-1. All share-counts, weighted-average shares outstanding and earnings-per-share data for all periods presented within the consolidated financial statements and accompanying notes have been retrospectively adjusted to give effect to this 20-to-1 reverse stock-split. The par value and carrying amount of Class A and Class B ordinary shares as of June 30, 2026 have not been adjusted, as this reverse stock-split, together with the statutory share-capital reduction on July 6, 2026, represent non-adjusting subsequent events under ASC 855.

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date that the audited consolidated financial statements were available to be issued, and determined that that no subsequent events have occurred that would require recognition or disclosure in these financial statements, except as disclosed in this Note 16 or elsewhere in the notes to the consolidated financial statements.